                                                                   EXHIBIT 99.2


                          COOPER TIRE & RUBBER COMPANY

              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

The unaudited pro forma condensed consolidated financial statements set forth below for Cooper Tire & Rubber Company give effect to the sale of its automotive business to an entity formed by The Cypress Group LLC and Goldman Sachs Capital Partners, as if such sale had been completed on January 1, 2001 for income statement purposes and September 30, 2004 for balance sheet purposes, subject to the assumptions in the accompanying notes to the pro forma financial statements. As of September 30, 2004, the Company had reported the automotive business as a discontinued operation, in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed consolidated financial statements do not represent what the Company's financial position or results of operations would have been had the sale of the automotive business occurred on such dates or project the Company's financial position or results of operations at or for any future date or period. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company.

See the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements for a discussion of the basis of the presentation included in these financial statements.

                          COOPER TIRE & RUBBER COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          (DOLLAR AMOUNTS IN THOUSANDS)



                                                                                                 SEPTEMBER 30, 2004
                                                                                  -------------------------------------------------
                                                                                      AS              PRO FORMA          PRO FORMA
                                                                                   REPORTED          ADJUSTMENTS         ADJUSTED
                                                                                  -----------        -----------        -----------
ASSETS
Current assets:
  Cash and cash equivalents                                                       $    24,932        $ 1,172,000        $ 1,196,932
  Accounts receivable, less allowances of $5,699                                      340,683                               340,683
  Inventories at lower of cost (last-in, first-out) or market:
      Finished goods                                                                  170,049                               170,049
      Work in process                                                                  14,813                                14,813
      Raw materials and supplies                                                       53,368                                53,368
                                                                                  -----------                           -----------
                                                                                      238,230                               238,230
  Prepaid expenses, income taxes refundable and
      deferred income taxes                                                            53,303                                53,303
  Assets of discontinued operations                                                 1,414,058         (1,408,329)             5,729
                                                                                  -----------        -----------        -----------
             Total current assets                                                   2,071,206           (236,329)         1,834,877
Property, plant and equipment:
  Land and land improvements                                                           35,022                                35,022
  Buildings                                                                           266,811                               266,811
  Machinery and equipment                                                           1,244,556                             1,244,556
  Molds, cores and rings                                                              191,232                               191,232
                                                                                  -----------                           -----------
                                                                                    1,737,621                             1,737,621
  Less accumulated depreciation and amortization                                    1,041,157                             1,041,157
                                                                                  -----------                           -----------
    Net property, plant and equipment                                                 696,464                               696,464
Goodwill                                                                               45,224                                45,224
Intangibles, net of accumulated amortization of $14,289                                34,879                                34,879
Other assets                                                                          109,082                               109,082
                                                                                  -----------        -----------        -----------
                                                                                  $ 2,956,855        $  (236,329)       $ 2,720,526
                                                                                  ===========        ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable                                                                   $       161                           $       161
  Accounts payable                                                                    158,937                               158,937
  Accrued liabilities                                                                 183,148        $    19,000            202,148
  Income taxes                                                                            (88)            10,000              9,912
  Liabilities of discontinued operations                                              371,571           (369,171)             2,400
                                                                                  -----------        -----------        -----------
             Total current liabilities                                                713,729           (340,171)           373,558
Long-term debt                                                                        775,592                               775,592
Postretirement benefits other than pensions                                           154,195                               154,195
Other long-term liabilities                                                           202,783              7,000            209,783
Deferred income taxes                                                                  15,969                                15,969
Stockholders' equity:
  Preferred stock, $1 par value; 5,000,000 shares
    authorized; none issued                                                              --                                    --
  Common stock, $1 par value; 300,000,000 shares
    authorized; 86,320,097 shares issued                                               86,320                                86,320
  Capital in excess of par value                                                       38,838                                38,838
  Retained earnings                                                                 1,271,665             93,310          1,364,975
  Cumulative other comprehensive loss                                                (105,224)             3,532           (101,692)
                                                                                  -----------        -----------        -----------
                                                                                    1,291,599             96,842          1,388,441
  Less: 11,303,900 common shares in treasury at cost                                 (197,012)                             (197,012)
                                                                                  -----------        -----------        -----------
  Total stockholders' equity                                                        1,094,587             96,842          1,191,429
                                                                                  -----------        -----------        -----------
                                                                                  $ 2,956,855        $  (236,329)       $ 2,720,526
                                                                                  ===========        ===========        ===========

See accompanying notes.

                          COOPER TIRE & RUBBER COMPANY
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                 NINE MONTHS ENDED SEPTEMBER 30, 2004
                                                                    ---------------------------------------------------------------
                                                                          AS                   PRO FORMA              PRO FORMA
                                                                       REPORTED               ADJUSTMENTS              ADJUSTED
                                                                    ---------------          -------------          ---------------
Net sales                                                           $     1,540,642        $          --            $     1,540,642
Cost of products sold                                                     1,361,318                   --                  1,361,318
                                                                    ---------------          -------------          ---------------

Gross profit                                                                179,324                   --                    179,324

Selling, general and administrative                                         125,622                   --                    125,622
Adjustment to class action warranty                                         (11,273)                  --                    (11,273)
Restructuring                                                                 9,111                   --                      9,111
                                                                    ---------------          -------------          ---------------

Operating profit                                                             55,864                   --                     55,864

Interest expense                                                             20,959                   --                     20,959
Other - net                                                                    (311)                  --                       (311)
                                                                    ---------------          -------------          ---------------

Income before income taxes                                                   35,216                   --                     35,216

Provision for income taxes                                                   10,987                   --                     10,987
                                                                    ---------------          -------------          ---------------

Income from continuing operations                                            24,229                   --                     24,229

Income from discontinued operations,
   net of income taxes                                                       43,919                (48,204)                  (4,285)
                                                                    ---------------          -------------          ---------------

Net income                                                          $        68,148          $     (48,204)         $        19,944
                                                                    ===============          =============          ===============

Basic earnings per share:
   Income from continuing operations                                $          0.33          $        --            $          0.33
   Income from discontinued operations                                         0.59                  (0.65)                   (0.06)
                                                                    ---------------          -------------          ---------------
    Net income                                                      $          0.92          $       (0.65)         $          0.27
                                                                    ===============          =============          ===============

Diluted earnings per share:
   Income from continuing operations                                $          0.32          $        --            $          0.32
   Income from discontinued operations                                         0.58                  (0.64)                   (0.06)
                                                                    ---------------          -------------          ---------------
    Net income                                                      $          0.90          $       (0.64)         $          0.26
                                                                    ===============          =============          ===============

See accompanying notes.

                          COOPER TIRE & RUBBER COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                   YEAR ENDED DECEMBER 31, 2003
                                                                -------------------------------------------------------------------
                                                                      AS                     PRO FORMA                PRO FORMA
                                                                   REPORTED                 ADJUSTMENTS                ADJUSTED
                                                                ---------------           ---------------           ---------------
Net sales                                                       $     3,514,399           $    (1,662,216)          $     1,852,183
Cost of products sold                                                 3,078,761                (1,437,240)                1,641,521
                                                                ---------------           ---------------           ---------------

Gross profit                                                            435,638                  (224,976)                  210,662

Selling, general and administrative                                     247,416                  (101,340)                  146,076
Adjustment to class action warranty                                      (3,900)                     --                      (3,900)
Restructuring                                                            14,992                   (12,802)                    2,190
                                                                ---------------           ---------------           ---------------

Operating profit                                                        177,130                  (110,834)                   66,296

Interest expense                                                         67,936                   (39,052)                   28,884
Other - net                                                              (4,916)                    3,608                    (1,308)
                                                                ---------------           ---------------           ---------------

Income before income taxes                                              114,110                   (75,390)                   38,720

Provision for income taxes                                               40,274                   (27,358)                   12,916
                                                                ---------------           ---------------           ---------------

Net income                                                      $        73,836           $       (48,032)          $        25,804
                                                                ===============           ===============           ===============

Basic earnings per share                                        $          1.00           $         (0.65)          $          0.35
                                                                ===============           ===============           ===============

Diluted earnings per share                                      $          1.00           $         (0.65)          $          0.35
                                                                ===============           ===============           ===============

See accompanying notes.

                          COOPER TIRE & RUBBER COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                  YEAR ENDED DECEMBER 31, 2002
                                                                -------------------------------------------------------------------
                                                                      AS                     PRO FORMA                 PRO FORMA
                                                                   REPORTED                 ADJUSTMENTS                ADJUSTED
                                                                ---------------           ---------------           ---------------
Net sales                                                       $     3,329,957           $    (1,585,953)          $     1,744,004
Cost of products sold                                                 2,839,757                (1,354,419)                1,485,338
                                                                ---------------           ---------------           ---------------

Gross profit                                                            490,200                  (231,534)                  258,666

Selling, general and administrative                                     237,239                   (95,463)                  141,776
Restructuring                                                             4,565                    (4,394)                      171
                                                                ---------------           ---------------           ---------------

Operating profit                                                        248,396                  (131,677)                  116,719

Interest expense                                                         75,587                   (46,230)                   29,357
Other - net                                                              (4,388)                    2,898                    (1,490)
                                                                ---------------           ---------------           ---------------

Income before income taxes                                              177,197                   (88,345)                   88,852

Provision for income taxes                                               65,352                   (33,481)                   31,871
                                                                ---------------           ---------------           ---------------

Net income                                                      $       111,845           $       (54,864)          $        56,981
                                                                ===============           ===============           ===============

Basic earnings per share                                        $          1.53           $         (0.75)          $          0.78
                                                                ===============           ===============           ===============

Diluted earnings per share                                      $          1.51           $         (0.74)          $          0.77
                                                                ===============           ===============           ===============

See accompanying notes.

                          COOPER TIRE & RUBBER COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                  YEAR ENDED DECEMBER 31, 2001
                                                                -------------------------------------------------------------------
                                                                      AS                     PRO FORMA                 PRO FORMA
                                                                   REPORTED                 ADJUSTMENTS                ADJUSTED
                                                                ---------------           ---------------           ---------------
Net sales                                                       $     3,154,702           $    (1,477,409)          $     1,677,293
Cost of products sold                                                 2,724,692                (1,314,300)                1,410,392
                                                                ---------------           ---------------           ---------------

Gross profit                                                            430,010                  (163,109)                  266,901

Selling, general and administrative                                     227,229                   (90,399)                  136,830
Class action costs                                                       72,194                      --                      72,194
Amortization of goodwill                                                 15,705                   (14,098)                    1,607
Restructuring                                                             8,648                    (7,045)                    1,603
                                                                ---------------           ---------------           ---------------

Operating profit                                                        106,234                   (51,567)                   54,667

Interest expense                                                         90,695                   (48,454)                   42,241
Other - net                                                             (13,619)                    5,871                    (7,748)
                                                                ---------------           ---------------           ---------------

Income before income taxes                                               29,158                    (8,984)                   20,174

Provision for income taxes                                               10,992                    (3,931)                    7,061
                                                                ---------------           ---------------           ---------------

Net income                                                      $        18,166           $        (5,053)          $        13,113
                                                                ===============           ===============           ===============

Basic earnings per share                                        $          0.25           $         (0.07)          $          0.18
                                                                ===============           ===============           ===============

Diluted earnings per share                                      $          0.25           $         (0.07)          $          0.18
                                                                ===============           ===============           ===============


See accompanying notes.

                          COOPER TIRE & RUBBER COMPANY

             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

             (Dollar amounts in thousands except per-share amounts)

Pro forma adjustments to the Company's unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 are intended to provide a view of the order of magnitude of the impact on the Company of the recently completed sale. The pro forma balance sheet is not intended to represent the final actual result of the sale but uses a number of estimates and the most recent quarter end balance sheet to enable timely disclosure. The actual impact will be determined based on final proceeds and the net assets of the sold companies as of December 23, 2004. The final impact may differ considerably from the approximations provided in this filing. Following are comments on the more significant pro forma September 30, 2004 balance sheet adjustments:

1. The pro forma adjustment to cash represents the proceeds received at closing of approximately $1,172 million. Post closing adjustments for final cash, debt and working capital amounts are expected to be resolved in the first quarter of 2005 and final payments or refunds are not presently estimable.

2. Pro forma adjustments to accrued liabilities of continuing operations reflect preliminary estimates of sale related fees and expenses.

3. The pro forma adjustment to accrued income taxes is also a preliminary estimate based on the methodology described above. Final income taxes related to the gain on the sale will be determined by reference to the actual tax basis in the respective shares of stock sold as of December 23, 2004 and the final proceeds allocated to each sold entity.

4. The pro forma adjustment to retained earnings reflects the gain on the sale computed using the estimates described above and the September 30, 2004 net assets of the automotive business which was sold. The actual after tax gain will be determined based on final proceeds and the actual net assets prior to closing on December 23, 2004. Accordingly, it will differ from the amount included in this filing.

The Company's Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2004 and twelve months ended December 31, 2003, 2002 and 2001 contain pro forma adjustments which represent the results of operations of the divested automotive business. Those results have been adjusted for the reallocation to continuing operations of general corporate overhead previously allocated to the automotive business. The Company has used the permitted allocation method for interest expense on corporate debt, which is based on the relation of net assets to be discontinued to the sum of total assets of the consolidated Company plus corporate debt. This adjustment has been added to the interest on debt held directly by the automotive business. Actual interest expense for continuing operations will be the result of Company decisions during 2005 regarding the repurchase of debt and may differ from the estimation process used to allocate historical interest expense in the statements of income.